SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                November 17, 2006

                        DENTAL PATIENT CARE AMERICA, INC.
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             (Exact name of registrant as specified in its charter)


             Utah                        333-37842              87-0639343
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(State or other jurisdiction     (Commission file number)      (IRS employer
      of incorporation)                                      identification no.)

         2150 South 1300 East, Suite 500, SLC, UT           84106
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         (Address of principal executive offices)         (Zip code)

                                 (801) 990-3314
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13c-4(c)

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Item 1.01 Entry into a Material Definitive Agreement

         On November 17, 2006, the Company, through its wholley owned subsidiary, Dental Cooperative, Inc. (the "Cooperative"), entered into an Affiliate Member Practice Purchase Agreement (the "Purchase Agreement") with Dr. Richard Clegg and Richard R. Clegg DDS PC. At the closing of the Purchase Agreement, the Cooperative will acquire substantailly all of the assets of Dr. Clegg's dental practice (the "Dental Practice") in consideration for a payments in the form of Company stock and cash. The Purchase Agreement also contains non-compete, confidentiality and indemnification provisions. The closing of the Purchase Agreement is subject to various contingencies, including, unless waived, a requirement that the an audit of the financial statements of Richard
R. Clegg DDS PC is completed. The Cooperative does not expect the audit to be completed until December 2006. There can be no assurance that the Purchase Agreement will close.

         In connection with the Purchase Agreement, the Cooperative and Dr. Clegg executed a Management Services Agreement (the "Management Agreement"). Under the Management Agreement, the Company has retained Dr. Clegg to manage and operate the Dental Practice for a five year period in consideration for approximately eighty-five percent of the Dental Practice's margin (i.e., the Dental Practice's collections less operating expenses ) plus an additional monthly cash payment. The Management Agreement contains, among other provisions,
(i) requirements with respect to minimum collection and minimum margin levels that must be maintained during the term of the agreement, (ii) confidentaility and indemnification provisions, and (iii) a purchase option whereby Dr. Clegg could purchase the Dental Practice for (a) the number of shares of the Company's common stock that the Company has issued in connection with the purchase of the Dental Practice, plus (b) cash in an amount equal to one percent of the Dental Practice's collection during the period suring which Dr. Clegg managed the Dental Practice while the Management Agreement was effective. The Management Agreement is effective immediately upon closing of the Purchase Agreement.

Item 9.01 Financial Statements and Exhibits

         d. Exhibits

         Number                        Description

         10.1 Affiliate Member Practice Purchase Agreement, effective November 16, 2006, by and between Dental Cooperative, Inc., Dr. Richard Clegg and Richard R. Clegg DDS PC
         10.2 Management Services Agreement, by and between Dental Cooperative, Inc. and Dr. Richard Clegg


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DENTAL PATIENT CARE AMERICA, INC.
                                               (Registrant)


Date: November 21, 2006                        By   /s/  Michael Silva
                                                 ----------------------------
                                                 Michael Silva
                                                 Chief Executive Officer

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